UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements are based on the separate historical financial statements of Renasant Corporation (“Renasant”) and The First Bancshares, Inc. (“The First”) after giving effect to the merger of The First with and into Renasant, with Renasant continuing as the surviving corporation, and the merger of The First Bank, the subsidiary of The First, with and into Renasant Bank, the subsidiary of Renasant, with Renasant Bank continuing as the surviving bank (such transactions, collectively, the “Merger”). Upon the completion of the Merger, each share of common stock, par value $1.00 per share, of The First (“The First common stock”), excluding certain specified shares owned by Renasant or The First, that was issued and outstanding immediately prior to the completion of the Merger, was converted into the right to receive 1.00 share, or the exchange ratio, of common stock par value $5.00 per share, of Renasant (“Renasant common stock”), with cash paid in lieu of fractional shares (the “Merger Consideration”). The unaudited pro forma condensed combined income statements for the year ended December 31, 2024 are presented as if the Merger occurred on January 1, 2024. The historical consolidated financial information has been adjusted on a pro forma basis to reflect factually supportable items that are directly attributable to the Merger and, with respect to the income statement only, expected to have a continuing impact on consolidated results of operations unless otherwise noted. In connection with the plan to integrate the operations of Renasant and The First, Renasant has incurred, and is expected in the future to incur, nonrecurring merger and conversion expenses, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities. In addition to merger and conversion expenses, the gain on sale of insurance agency, adjustments to interest income on securities, amortization of the premium on acquired time deposits, and adjustments to provision expense, are not expected to have an impact beyond one year after the Merger close.

The unaudited pro forma condensed combined financial statements have been prepared using the acquisition method of accounting for business combinations under generally accepted accounting principles in the United States (“GAAP”). Renasant is the acquirer for accounting purposes. Renasant has not had sufficient time to completely evaluate the significant identifiable long-lived tangible and identifiable intangible assets of The First. Accordingly, the unaudited pro forma adjustments, including the allocations of the purchase price, are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. Certain reclassifications have been made to the historical financial statements of The First to conform to the presentation in Renasant’s financial statements.

A final determination of the Merger Consideration and fair values of The First’s assets and liabilities will be based on the actual net tangible and intangible assets of The First that existed as of the closing date of the Merger, which was April 1, 2025. Consequently, fair value adjustments and amounts preliminarily allocated to goodwill and other identifiable intangibles, such as the core deposit intangible, could change significantly from those allocations used in the unaudited pro forma condensed combined financial statements presented herein and could result in a material change in amortization of acquired intangible assets.

The unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not intended to represent or be indicative of the actual consolidated results of operations or financial position that would have been achieved had the Merger been completed as of the dates presented, and should not be taken as a projection of the future financial position and results of operations that the combined company may achieve after completion of the Merger. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial statements should be read together with:

•the accompanying notes to the unaudited pro forma condensed combined financial statements;
•Renasant’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2024, included in Renasant’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2025;

•The First’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2024, included in The First’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025; and
•other information pertaining to Renasant and The First contained in previous filings with the SEC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	As of December 31, 2024 (unaudited)
(Dollars in thousands)	Renasant (As reported)	The First (As reported)	Merger Pro Forma Adjustments	Note 2	Pro Forma Combined
Assets
Cash and due from banks	$1,092,032	$220,411	$(40,120)	(1)	$1,272,323
Securities	1,957,125	1,646,094	(74,655)	(2)	3,528,564
Loans held for sale	246,171	3,687	—		249,858
Loans, net of unearned income	12,885,020	5,407,231	(188,851)	(3)	18,103,400
Allowance for credit losses	(201,756)	(56,205)	(28,033)	(4)	(285,994)
Net loans	12,683,264	5,351,026	(216,884)		17,817,406
Premises and equipment, net	279,796	169,796	7,000	(5)	456,592
Other real estate owned	8,673	7,874	3,624	(6)	20,171
Goodwill	988,898	272,520	141,410	(7)	1,402,828
Core deposit intangibles	14,105	59,278	100,332	(8)	173,715
Bank-owned life insurance	391,810	145,569	—		537,379
Mortgage servicing rights	72,991	—	—		72,991
Other assets	300,003	128,523	45,484	(9)	474,010
Total assets	$18,034,868	$8,004,778	$(33,809)		$26,005,837
Liabilities
Non-interest bearing	$3,403,981	$1,796,685	$—		$5,200,666
Interest bearing	11,168,631	4,808,171	(7,391)	(10)	15,969,411
Total deposits	14,572,612	6,604,856	(7,391)		21,170,077
Short-term borrowings	108,018	210,000	—		318,018
Long-term debt	430,614	123,731	(2,902)	(11)	551,443
Other liabilities	245,306	60,760	4,422	(12)	310,488
Total liabilities	15,356,550	6,999,347	(5,871)		22,350,026
Shareholders' Equity
Preferred stock	—	—	—		—
Common stock	332,421	32,410	123,781	(13)	488,612
Treasury stock, at cost	(97,196)	(41,111)	41,111	(14)	(97,196)
Additional paid-in capital	1,491,847	777,508	126,212	(15)	2,395,567
Retained earnings	1,093,854	346,182	(428,600)	(16)	1,011,436
Accumulated other comprehensive loss	(142,608)	(109,558)	109,558	(17)	(142,608)
Total shareholders' equity	2,678,318	1,005,431	(27,938)		3,655,811
Total liabilities and shareholders' equity	$18,034,868	$8,004,778	$(33,809)		$26,005,837

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

	For the Year Ended December 31, 2024 (unaudited)
(Dollars in thousands, except per share amounts)	Renasant (As reported)	The First (As reported)	Merger Pro Forma Adjustments	Note 2	Pro Forma Combined

Interest income
Loans	$806,296	$321,665	$44,771	(a)	$1,172,732
Securities	41,924	44,726	35,426	(b)	122,076
Other	39,557	3,444	—		43,001
Total interest income	887,777	369,835	80,197		1,337,809
Interest expense
Deposits	346,592	117,850	6,583	(c)	471,025
Borrowings	28,989	17,716	937	(d)	47,642
Total interest expense	375,581	135,566	7,520		518,667
Net interest income	512,196	234,269	72,677		819,142
Provision for credit losses	9,273	3,790	66,076	(e)	79,139
Net interest income after provision for credit losses	502,923	230,479	6,601		740,003
Noninterest income
Service charges on deposit accounts	41,779	13,905	(1,001)	(f)	54,683
Fees and commissions	16,190	20,627	(9,114)	(g)	27,703
Insurance commissions	5,473	—	—		5,473
Wealth management revenue	23,559	—	—		23,559
Mortgage banking income	36,376	3,354	—		39,730
Gain on sale of insurance agency	53,349	—	—		53,349
Gain on debt extinguishment	56	—	—		56
Bank owned life insurance income	11,567	4,420	—		15,987
Other	15,311	7,456	—		22,767
Total noninterest income	203,660	49,762	(10,115)		243,307
Noninterest expense
Salaries and employee benefits	283,768	102,153	—		385,921
Data processing	16,030	1,611	—		17,641
Net occupancy and equipment	45,960	22,855	175	(h)	68,990
Other real estate owned	858	—	—		858
Professional fees	12,418	6,208	—		18,626
Advertising and public relations	16,210	445	—		16,655
Intangible amortization	4,691	9,533	20,674	(i)	34,898
Communications	8,379	2,525	—		10,904
Merger and conversion expenses	13,349	3,740	38,251	(j)	55,340
Other	59,955	33,206	—		93,161
Total noninterest expense	461,618	182,276	59,100		702,994
Income before income taxes	244,965	97,965	(62,614)		280,316
Income tax expense	49,508	20,771	(13,149)	(k)	57,130
Net income	$195,457	$77,194	$(49,465)		$223,186
Basic earnings per share	$3.29	$2.45			$2.46
Diluted earnings per share	$3.27	$2.44			$2.44
Cash dividends per common share	$0.88	$1.00			$0.88
Weighted-average common shares outstanding:
Basic	59,350,157	31,505,267	—		90,855,424
Diluted	59,748,790	31,622,473	—		91,371,263
See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 – Basis of Presentation

The unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not intended to represent or be indicative of the actual consolidated results of operations or financial position that would have been achieved had the Merger been completed as of the dates presented, and should not be taken as a projection of the future financial position and results of operations that the combined company may achieve after completion of the Merger. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the unaudited pro forma condensed combined financial information. Under the acquisition method of accounting, the assets and liabilities of The First, as of the April 1, 2025 effective date of the Merger, will be recorded by Renasant at their respective fair values and the excess of the Merger Consideration over the fair value of The First’s net assets will be allocated to goodwill.

Note 2 – Pro Forma Adjustments

Balance Sheet Pro Forma Adjustments as of December 31, 2024:

Merger Pro Forma Adjustments:
(1)	Adjustments to cash and cash equivalents:
	To reflect Renasant's estimated transaction costs including investment banking fees, legal fees, accounting fees, and registration fees	$(38,251)
	To reflect cash consideration to holders of options on The First common stock	(1,869)
		$(40,120)
(2)	Adjustments to securities:
	To reflect estimated fair value of The First’s securities, at a discount	$(71,655)
	To reflect the redemption of The First's subordinated debt currently held by Renasant	(3,000)
		$(74,655)
(3)	Adjustments to loans, net of unearned income:
	To reflect the estimated fair value of The First’s loan portfolio comprised of an interest rate mark of $143,529 and a credit mark of $84,238, which includes a purchase credit deteriorated (“PCD”) credit mark of $22,584, and a non-PCD credit mark of $61,654	$(227,767)
	To gross up acquired PCD loans and leases for the PCD allowance for credit losses ("ACL")	22,584
	To eliminate The First’s historical fair value adjustments on previously acquired loans	16,332
		$(188,851)
(4)	Adjustments to allowance for credit losses:
	To eliminate The First's ACL	$56,205
	To establish the initial ACL reserve	(84,238)
		$(28,033)
(5)	Adjustments to premises and equipment, net:
	To reflect the fair value of acquired premises and equipment	$7,000

(6)	Adjustments to other real estate owned:
	To reflect the estimated fair value of The First's other real estate owned	$3,624

(7)	Adjustments to goodwill:
	To eliminate The First's goodwill of $272,520 and reflect $413,930 of goodwill for consideration paid in excess of fair value of The First's assets acquired and liabilities assumed.	$141,410

(8)	Adjustments to core deposit intangibles:

	To reverse The First's historical core deposit intangible assets	(59,278)
	To record an estimate of core deposit intangible assets expected to be amortized over 10 years using the sum of the years digits method	159,610
		$100,332
	The following table reflects after-tax amortization on the acquired core deposit intangible for the first five years following the date of acquisition
	Year 1	30,207
	Year 2	27,041
	Year 3	23,876
	Year 4	20,710
	Year 5	17,544
		$119,378
(9)	Adjustments to other assets:
	To reflect the deferred tax effects from fair market value adjustments and other purchase accounting adjustments, including transaction costs and provision for credit losses on non-PCD loans; deferred tax adjustments were calculated at the federal statutory rate of 21% adjusted for eligible deductions	$45,484

(10)	Adjustment to interest-bearing deposits:
	To reflect an estimated premium on acquired certificates of deposits	(7,391)

(11)	Adjustments to long-term debt:
	To reflect the fair market value adjustment on The First's trust preferred securities	(1,153)
	To eliminate the historical discount on The First’s previously acquired trust preferred securities	1,669
	To reflect the fair market value adjustment on The First's subordinated debt	(1,738)
	To reflect the redemption of The First's subordinated debt currently held by Renasant	(3,000)
	To eliminate The First's issuance costs on subordinated debt	1,320
		$(2,902)
(12)	Adjustments to other liabilities:
	To record the allowance for unfunded commitments	4,422

(13)	Adjustments to common stock:
	To eliminate The First common stock	(32,410)
	To record the issuance of Renasant common stock to The First's shareholders at aggregate par value	156,191
		$123,781
(14)	Adjustment to treasury stock, at cost:
	To eliminate The First's treasury stock	$41,111

(15)	Adjustments to additional paid-in capital
	To eliminate The First's capital surplus	(777,508)
	To reflect the issuance of Renasant capital in excess of par value to The First's shareholders	903,720
		$126,212
(16)	Adjustments to retained earnings:
	To eliminate The First's retained earnings	(346,182)
	To reflect Renasant's estimated after-tax transaction costs	(30,218)
	To record the allowance for unfunded commitments	(3,493)
	To reflect the after-tax provision for credit losses on non-PCD loans	(48,707)
		$(428,600)
(17)	Adjustments to accumulated other comprehensive loss:
	To eliminate The First's accumulated other comprehensive income	$109,558

Income Statement Merger Pro Forma Adjustments for the year ended December 31, 2024:

Merger Pro Forma Adjustments:
(a)	Adjustments to interest income on loans
	To eliminate The First's discount accretion on previously acquired loans	$(8,311)
	To reflect estimated accretion of the net discount on acquired loans	53,082
		$44,771
(b)	Adjustments to interest income on securities
	To reflect the reinvestment of securities in higher yielding investments at an estimated rate of 5.0%	$35,426

(c)	Adjustments to interest expense on deposits:
	To reflect accretion of the intangible created on time deposits acquired	$(808)
	To reflect amortization of the premium on acquired time deposits	7,391
		$6,583
(d)	Adjustments to interest expense on borrowings
	To eliminate The First’s premium on previously acquired trust preferred securities	$(97)
	To reflect estimated amortization of the premium on acquired trust preferred securities	168
	To eliminate The First’s historical issuance costs on subordinated debt	(248)
	To eliminate interest expense on subordinated debt redeemed by Renasant	(127)
	To reflect the estimated amortization of the premium on acquired subordinated debt	1,241
		$937
(e)	Adjustment to provision expense:
	To reflect estimated provision expense for non-PCD loans at the date of acquisition	$61,654
	To reflect the estimated provision expense for unfunded commitments at the date of acquisition	4,422
		$66,076
(f)	Adjustment on service charges on deposit accounts:
	To reflect the estimated loss of fee income from the elimination of consumer nonsufficient funds fees and certain consumer overdraft fees	$(1,001)

(g)	Adjustment to fees and commissions:
	To reflect the estimated loss of pre-tax income resulting from the application of the Durbin amendment to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010	$(9,114)

(h)	Adjustment to net occupancy and equipment expense
	To reflect estimated depreciation expense for acquired real estate	$175

(i)	Adjustments to intangible amortization
	To eliminate amortization on The First's core deposit intangible	$(9,533)
	To reflect the amortization of the core deposit intangible created as a result of Renasant's acquisition of The First	30,207
		$20,674
(j)	Adjustments to merger and conversion expenses
	To record merger and conversion expense expected or incurred after December 31, 2024	$38,251

(k)	Adjustment to income tax expense:
	To record the income tax effects of pro forma adjustments at the estimated statutory federal corporate tax rate of 21%.	$(13,149)

Note 3 – Preliminary Pro Forma Allocation of Purchase Price

The pro forma adjustments include the estimated purchase accounting entries to record the Merger. The excess of the purchase price over the fair value of net assets acquired, net of deferred taxes, is allocated to goodwill. Estimated fair value adjustments included in the pro forma condensed combined financial information are based upon available information and certain assumptions considered reasonable, and may be revised as additional information becomes available.

The following table shows the preliminary pro forma allocation of the consideration paid in the Merger for The First common stock, based on the closing share price of Renasant common stock of $33.93 on the New York Stock Exchange on March 31, 2025, the last trading day prior to the effective date of the Merger, to the acquired identifiable assets and liabilities assumed and the pro forma goodwill generated from the Merger:

Preliminary Purchase Price Allocation (in thousands, except per share data):
Shares of The First common stock outstanding at April 1, 2025 (including unvested restricted stock)		31,238,172
Exchange ratio		1.00
Shares of Renasant common stock issued in exchange for shares of The First common stock		31,238,172
Price per share, based on the closing share price of Renasant common stock on March 31, 2025		$33.93
Pro forma value of Renasant common stock issued		$1,059,911
Cash consideration for The First's stock options outstanding		1,869
Total value of consideration		$1,061,780

Net Assets Acquired:	April 1, 2024 (as adjusted)
ASSETS
Cash and cash equivalents	$220,411
Securities	1,574,439
Loans, net	5,199,483
Premises and equipment	176,796
Other intangible assets	159,610
Bank-owned life insurance	145,569
Other assets	163,596
Total Assets	$7,639,904
LIABILITIES
Deposits:
Non-interest bearing	$1,796,685
Interest bearing	4,800,780
Total deposits	6,597,465
Long-term debt	123,829
Other borrowings	210,000
Other liabilities	60,760
Total Liabilities	$6,992,054
Net Assets Acquired		647,850
Preliminary Pro Forma Goodwill		$413,930